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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________


       Date of report (Date of earliest event reported): January 14, 2003



                            HUDSON CITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                   0-26001                    22-3640393
    (State or other               (Commission File           (IRS Employer
  jurisdiction of in              Number)                    Identification No.)
       Company)


                              WEST 80 CENTURY ROAD
                            PARAMUS, NEW JERSEY 07652
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (201) 967-1900


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4, 6, 8 AND 9.       NOT APPLICABLE.


ITEM 5. OTHER EVENTS.

         On January 14, 2003, the Board of Directors of Hudson City Bancorp, Inc. (the "Company"), the holding company for Hudson City Savings Bank, a New Jersey chartered stock savings bank, amended the Bylaws of the Company. The Amended and Restated Bylaws of the Company, effective as of January 14, 2003, are attached hereto as Exhibit 3.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:


        EXHIBIT NO.           DESCRIPTION
            3.2               Amended and Restated Bylaws of the Company,
                              dated January 14, 2003.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HUDSON CITY BANCORP, INC.


                                   By: /s/ Ronald E. Hermance, Jr.
                                       -------------------------------------
                                       Ronald E. Hermance, Jr.
                                       President and Chief Executive Officer



Dated:  January 24, 2003


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                                  EXHIBIT INDEX


        EXHIBIT NO.                            DESCRIPTION
            3.2 Amended and Restated Bylaws of the Company, dated January 14, 2003.